                                                                    EXHIBIT 10.9

                                                         COOPER INDUSTRIES, INC.
[COOPER LOGO]                                   INCENTIVE STOCK OPTION AGREEMENT

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                                                       NUMBER OF SHARES OF COOPER         OPTION PRICE
GRANTED TO:                        GRANT DATE          INDUSTRIES COMMON STOCK            PER SHARE           EMPLOYEE NUMBER
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                                   EXPIRATION DATE     DIVISION
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This Agreement is made between Cooper Industries, Inc., an Ohio corporation, having its principal office In Houston, Texas (the "Company"), and the undersigned, an employee of the Company or a subsidiary of the Company (the "Employee"). The parties hereto have agreed as follows:

1. Pursuant to the Cooper Industries, Inc. Stock Incentive Plan (the "Plan"), the Company grants to the Employee an Incentive Stock Option ("Option") to purchase the above stated number of shares of the Company's Common Stock, par value $5 per share (the "Shares"), at the price stated above, subject to the following conditions:

(a) The Option rights are exercisable only if and after the Employee shall have remained in the employ of the Company for one year from the date of grant of this Option (the "Grant Date"). The Option shall become exercisable to the extent of only 33 1/3% of the aggregate number of Shares above specified, after one year, 66 2/3% after two years, and 100% after three years from the Grant Date.

(b) During the lifetime of the Employee, the Option rights are exercisable only by the Employee, and, except as otherwise provided in Sections 2,3 and 4 below, only if the Employee has remained continuously in the employ of the Company from the Grant Date.

(c) The Option rights shall expire at the end of the period of 10 years commencing with the Grant Date, or upon such earlier expiration or termination date as may be provided by Sections 2,3,4 or 9 hereof and such Option rights shall not be exercisable thereafter.

2. It, after the expiration of one year from the Grant Date, the Employee shall cease to be employed by the Company for any reason other than death, disability or retirement, the Option rights shall terminate immediately. If, after the expiration of one year from the Grant Date, cessation of employment is occasioned by retirement in accordance with any retirement plan of the Company then in effect, then the Employee may exercise the Option rights following such retirement for a period of five years after retirement or until the Expiration Date, whichever is lesser. However, if an Employee retires in accordance with any retirement plan of the Company then in effect and accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Employee to forfeit any unexercised Options under this Agreement. Incentive Stock Options must be exercised within 90 days from retirement in order to retain favorable tax treatment, Options exercised more than 90 days from retirement will be considered to be nonqualified exercises and applicable taxes will be collected at the time of exercise.

3. If, after the expiration of one year from the Grant Date, the Employee shall cease employment as the direct result of disability (as defined in the Company's qualified Salaried Pension Plan), all outstanding options granted to the Employee become exercisable immediately and the Employee may exercise such outstanding options for a period of one year after the cessation of employment resulting from disability or until the Expiration Date, whichever in lesser, irrespective of any restrictions to the contrary contained in Section 1(a) above.

4. If, after the expiration of one year from the Grant Date, the Employee shall die while in the employ of the Company, or while retired with exercisable Options under Section 2, all outstanding options granted to the Employee become exercisable immediately and the person entitled by will or the applicable laws of descent and distribution may exercise such outstanding Options for a period of one year after the date of death or until the Expiration Date, whichever is lesser, irrespective of any restrictions to the contrary contained in Section 1
(a) above.

5. The Option may be exercised by delivering to the Company at its principal executive office (directed to the attention of the Secretary or Assistant Secretary) a written notice, signed by the Employee or a person entitled by will or the laws of descent and distribution to exercise the Option, as the case may be, of the election to exercise the Option and stating the number of Shares in respect of which it is then being exercised. The Option shall be deemed exercised as of the date the Company receives such notice. Such notice shall, and as an essential part thereof, be accompanied by the payment of the full purchase price of the Shares then to be purchased. In the event the Option shall be exercised, as provided herein, by any person other than the Employee, such notice shall be accompanied by appropriate evidence of the right of such person to exercise the Option. Payment of the full purchase price may be made in (a) cash, (b) shares of the Company's Common Stock ("Stock") or (c) any combination of cash and Stock, provided that any Stock used by the Employee in payment of the purchase price must have been acquired (whether by purchase, exchange or otherwise) by the Employee and held for a period of more than six months, and provided further that the Company reserves the right to prohibit the use of Stock as payment of the purchase price. Stock used in payment of the purchase price shall be valued at the average of the high and low trading prices of such Stock on the New York Stock Exchange or as reported in the consolidated transaction reporting system for the date of exercise. Upon the proper exercise of the Option, the Company shall issue in the name of the person exercising the Option, and deliver to such person, a certificate for the Shares purchased. The Employee agrees that as holder of the Option he or she shall have no rights as shareholder in respect of any of the Shares as to which the Option shall not have been effectively exercised as herein provided and that no rights as a shareholder shall arise in respect of any Shares as to which the Option shall have been duly exercised until and unless a certificate for such Shares shall have been issued.

6. This Option shall not be exercisable if such exercise would violate:

(a)  Any applicable state securities law;

(b) Any applicable registration or other requirements under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, or the listing requirements of any stock exchange; or

(c)  Any applicable legal requirement of any other governmental authority.

Furthermore, if registration statement with respect to the Shares to be issued upon the exercise of this Option is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Act, the Company may require, as a condition to its issuance and delivery of certificates for the Shares, the delivery to the Company of a written statement that the Employee is acquiring such Shares for investment only and not with a view to, or for resale in connection with, the distribution thereof; that such person understands that the Shares may be "restricted securities" as defined in Rule 144 issued under the Act; and that any resale, transfer or other disposition of said Shares will be accomplished only in compliance with Rule 144, the Act, or other or subsequent applicable rules and regulations thereunder. The Company may place on the certificates evidencing such Shares an appropriate legend reflecting the aforesaid statement and the Company may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Act or the rules and regulations thereunder would be involved in such transfer.

7. In consideration of the granting of this Option by the Company, the Employee agrees that he or she will remain in the employ of the Company for a period of not less than one year from the Grant Date unless during said period his or her employment shall be terminated on account of incapacity or with the consent of the Company. Nothing herein contained shall limit or restrict any right which the Company would otherwise have to terminate the employment of the Employee.

8. This Option and the Option rights granted hereunder are not assignable or transferable or subject to any disposition by the Employee otherwise than by will or by the laws of descent and distribution.

9. In the event of a reorganization, recapitalization or other change in the capital stock, corporate structure or business of the Company, the Board of Directors shall make appropriate adjustments to the number of Shares subject to the Option and the exercise price so as to maintain the proportionate interest of the Employee and preserve the value of the Option. In the event of a Change in Control of the Company, outstanding Options shall be settled by a cash payment in accordance with Section 18.2 of the Plan.

10. For purposes of this Agreement, employment by a parent or subsidiary of or a successor to the Company shall be considered employment by the Company.

11. The Committee shall have authority, subject to the express provisions of the Plan, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of said Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect. All action by the Committee under the provisions of this paragraph shall be conclusive for all purposes.

12. The Employee hereby agrees to notify the Company promptly of the disposition, whether by sale, exchange or otherwise, of any Shares acquired pursuant to this Option within a period of one year from their acquisition. Such notice shall state the date and manner of disposition and the proceeds, if any, received by the Employee as a result thereof.

13. Notwithstanding any provisions hereof, this Agreement and the Option granted hereunder shall be subject to all of the provisions of the Plan as are in effect from time to time, which provisions are incorporated herein by reference.

14. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Agreement to the substantive law of another jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the Grant Date first above written.

COOPER INDUSTRIES, INC.

BY
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Employee Signature
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Social Security No.
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Home Address
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       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
          THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.